UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.375% Notes due 2025	CARR25	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed solely to correct a typographical error in the term of the directors elected pursuant to Proposal 1 as disclosed in the Current Report on Form 8-K filed by Carrier Global Corporation (the “Company”) on April 19, 2024 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A does not amend or update any other information set forth in the Original 8-K.

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Carrier Global Corporation (the “Company”) held its 2025 Annual Meeting of Shareowners on April 18, 2024. As of February 27, 2024, the record date for the meeting, 900,102,917 shares of the Company’s common stock were issued and outstanding. A quorum of 828,944,881 shares of common stock was present or represented at the meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners.

1)	Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2024 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:
Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jean-Pierre Garnier	760,252,552	8,949,738	595,986	59,146,605
David Gitlin	738,226,125	28,507,073	3,065,078	59,146,605
John J. Greisch	760,923,531	8,303,822	570,923	59,146,605
Charles M. Holley, Jr.	752,455,002	16,786,026	557,248	59,146,605
Michael M. McNamara	754,778,411	14,470,677	549,188	59,146,605
Susan N. Story	764,287,981	4,993,391	516,904	59,146,605
Michael A. Todman	749,186,117	20,056,734	555,425	59,146,605
Max Viessmann	763,900,235	5,242,896	655,145	59,146,605
Virginia M. Wilson	747,066,084	20,873,089	1,859,103	59,146,605
Beth A. Wozniak	759,299,069	9,903,765	595,442	59,146,605

2) A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
450,052,923	318,425,751	1,319,602	59,146,605

3) A proposal to ratify the appointment of PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s independent auditor for 2024. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
807,205,306	19,398,786	2,340,789

4) A shareowner proposal requesting a lobbying transparency report. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,919,318	588,110,619	4,768,339	59,146,605

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2024	CARRIER GLOBAL CORPORATION

	By:	/s/ Francesca Campbell
Name: Francesca Campbell Title: Vice President, Corporate Secretary